Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2016
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
The following table has been prepared from our financial records and reflects all adjustments that are necessary for a fair presentation of the results of operations for the interim periods presented (in millions, except per share amounts):

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Year Ended December 31, 2016(a)
Revenues, less transaction-based expenses	$1,154	$1,129	$1,078	$1,138
Operating income	584	551	474	558
Net income attributable to Intercontinental Exchange, Inc.	369	357	344	352
Earnings per common share(b):
Basic	$0.62	$0.60	$0.58	$0.59
Diluted	$0.62	$0.60	$0.57	$0.59

Year Ended December 31, 2015(a)
Revenues, less transaction-based expenses	$850	$797	$816	$875
Operating income	462	430	440	418
Net income attributable to Intercontinental Exchange, Inc.	315	283	306	370
Earnings per common share(b):
Basic	$0.56	$0.51	$0.55	$0.66
Diluted	$0.56	$0.51	$0.55	$0.66